                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2002


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                                      11-1817252
--------------------------------------------------------------------------------
    (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                     Identification Number)


                         650 TOWNSEND STREET, SUITE 225
                         SAN FRANCISCO, CALIFORNIA 94103
                         -------------------------------
                    (Address of principal executive offices)


                                 (415) 365-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Effective April 3, 2002, the Company's operating subsidiary, Intelligent Communications, Inc. ("Intellicom"), ceased operations, following the disposition of certain assets.

A copy of the press release concerning this announcement is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


              (c) Exhibits. The following document is filed as an exhibit to this report:

                   1.   Exhibit 99.1 - Press Release dated April 10, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SoftNet Systems, Inc.
                                          --------------------------------------
                                                        (Registrant)

Date:  April 10, 2002                  By:
                                          --------------------------------------
                                                     GEORGE L. HERNANDEZ
                                               Acting Chief Operating Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K

         Exhibit No.       Description
         -----------       -----------

            99.1           Press Release dated April 10, 2002